COMPANY OVERVIEW

Avid Technology (Nasdaq:AVID)

January 2021



We're on a mission to **empower media creators** with innovative technology solutions **to entertain, inform, educate and enlighten the world.**

NON-GAAP MEASURES & OPERATIONAL METRICS

The following non-GAAP measures & operational metrics will be used in the presentation:

Non-GAAP Measures
- Adjusted EBITDA
- Adjusted EBITDA Margin
- Free Cash Flow
- Non-GAAP Gross Profit
- Non-GAAP Gross Margin
- Non-GAAP Operating Expenses
- Non-GAAP Operating Income
- Non-GAAP Net Income (Loss) Per Share

Operational Metrics
- Cloud Enabled Software Subscriptions
- Recurring Revenue
- LTM Recurring Revenue %
- Annual Contract Value ("ACV")

The non-GAAP measures used in this presentation are reconciled to their comparable GAAP measures in our press release announcing Q3 2020 results published and filed as an exhibit to our 8-K filed with the SEC on October 28, 2020, and the operational metrics used in this presentation are defined in the supplemental financial information datasheet available on ir.avid.com. Avid believes the non-GAAP measures and the operational metrics provided in this presentation provide helpful information to investors with respect to evaluating the Company's performance. However, these non-GAAP measures and operational metrics may vary from how other companies present such measures. Non-GAAP measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The presentation also includes expectations for Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are forward-looking non-GAAP financial measures. Reconciliations of these forward-looking non-GAAP measures are not included in this presentation, due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from the estimation of the non-GAAP results, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

SAFE HARBOR STATEMENT

Certain information provided in this presentation includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements regarding our future financial performance or position, results of operations, business strategy, plans and objectives of management for future operations, and other statements that are not historical fact. You can identify forward-looking statements by their use of forward-looking words such as "may", "will", "anticipate", "expect", "believe", "estimate", "intend", "plan", "should", "seek", or other comparable terms.

Readers of this presentation should understand that these forward-looking statements are not guarantees of performance or results. Forward-looking statements provide our current expectations and beliefs concerning future events and are subject to risks, uncertainties, and factors relating to our business and operations, all of which are difficult to predict and could cause our actual results to differ materially from the expectations expressed in or implied by such forward-looking statements.

These risks, uncertainties, and factors include, but are not limited to: risks related to the impact of the coronavirus (COVID-19) outbreak on our business, suppliers, consumers, customers and employees; our liquidity; our ability to execute our strategic plan including our cost saving strategies, and to meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; fluctuations in subscription and maintenance renewal rates; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions; variances in our revenue backlog and the realization thereof; risks related to the availability and prices of raw materials, including any negative effects caused by inflation, weather conditions, or health pandemics; disruptions or inefficiencies in our supply chain and/or operations, including from the COVID-19 outbreak; the costs, disruption, and diversion of management's attention due to the COVID-19 outbreak; the possibility of legal proceedings adverse to our Company; and other risks described in our reports filed from time to time with the U.S. Securities and Exchange Commission. Moreover, the business may be adversely affected by future legislative, regulatory or other changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. We caution readers not to place undue reliance on any forward-looking statements includes in this press release which speak only as to the date of this press release. We undertake no responsibility to update or revise any forward-looking statements, except as required by law.

BUSINESS UPDATE

Jeff Rosica

Chief Executive Officer & President



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I AM AVID
Hear from creators like you
MARCO GONZALEZ


STREAM
YOURS
FOREVER







If you **enjoy** the movies, **watch** television or **listen** to music—you're experiencing **AVID** tools and solutions at work








NEWS
NEWS






Most award-winning artists and the leading studios, broadcasters and media creators rely on **AVID** to create their media content






AVID IS POWERING GREATER CREATORS



Music creation
Recording/mixing/editing
Music composing
Create content
Video editorial
News production
Live sound production
Content storage
Asset management
Archival/business continuity
Manage content
Team collaboration
Workflow orchestration
Production management

TRUSTED SOFTWARE AND SOLUTIONS

- The industry's preferred suite of powerful creative software tools for creating high-quality media content
- Integrated hardware/software solutions that offer advanced capabilities and uniquely position the company's offering
- Media's leading cloud-enabled, secure and open platform for enterprise media production that is the preeminent choice to create better content, more efficiently
- Ensuring customer success with services, customer support, training and education



Pro Tools
Media Composer
Avid Link
Sibelius
Creative Software
MediaCentral Editorial Management
End to End Solutions
End to End Solutions
S1, S4, S6, S6L Control Surfaces
MediaCentral Production Management
Video & Audio I/O
Integrated Solutions
End to End Solutions
Enterprise Software
MediaCentral Newsroom Management
NEXIS Storage
MediaCentral Asset Management
FastServe Video Servers
Maestro Graphics
MediaCentral Graphics Management

LEADING MEDIA INTO THE CLOUD

- On Demand SaaS offerings bring the power of Avid Media Composer and Avid NEXIS to the public cloud
- Managed SaaS helps lower total cost for clients by re-engineering their global media value chain
- Flexible cloud deployment options available—public cloud, private cloud, or on-prem hybrid
- Strategic Microsoft partnership enables companies to combine their efforts in leading media industry to the cloud



Avid
Edit on Demand
NEXIS | CloudSpaces
NEXIS | Cloud
On Demand SaaS
Microsoft Azure
Managed
SaaS
Cloud
Deployments
Media Composer
Cloud VM
NEXIS | Cloud
MediaCentral
Cloud UX

GO-TO-MARKET FOR ENTERPRISES AND CREATIVE INDIVIDUALS

Enterprise Direct

- Largest 200+ accounts
- Multi-year Enterprise Agreements with key customers
- Flexible deployment models, licensing options & commercial structures

Channel

- Strategic Purchasing Agreements with market leading distributors, retailers, system integrators and VARs
- Scalable service and localized approach to help end-users access products, training and support quickly

eCommerce

- Best-in-class eCommerce engine serving creative individuals and small teams
- Proactive support model with recurring subscriptions
- Subscription growth engine


% of Revenue
(LTM 9/30)
32%
49%
19%
Enterprises
Creative Individuals

INNOVATION TO DRIVE GROWTH

- New innovations for broadcasters and media enterprises with major Q3 product releases
  - MediaCentral | Collaborate application
  - Avid Connector for Adobe® Premiere® Pro
  - Enterprise Subscriptions for MediaCentral
- Continued innovation around creative tools for remote workflows and cloud collaboration
  - MediaCentral | Reporter mobile app
  - Avid Edit on Demand cloud/SaaS editing
- Pro Tools | Carbon hybrid audio production system specifically for music creators launched during Q4
  - Powerful HDX DSP technology for individual artists, bands and producers



MediaCentral I Collaborate
Home
TOPICS
ASSIGNMENTS
BREAKING NEWS
Wildfires in California
6
HIGH PROFILE
TikTok issues
4
LOW PROFILE
China Journalist - Cheng Lei
2
BREAKING NEWS
Belarus unrest and protests
1
HIGH PROFILE
Home
My Profile
Avid & Adobe Premiere Pro Integration
Adobe
MediaCentral I Reporter
Pro Tools I Carbon
PRO TOOLS | CARBON

ADDED TOP CLOUD AND SAAS TALENT

To accelerate next phase of strategic growth, including the rapidly expanding subscription software business



Lior Netzer

SVP & GM of Media Platform
& Cloud Solutions

Experience: Akamai



Kevin Riley

Chief Technology Officer and
SVP of Technology & Innovation

Experience: Ribbon Communications

STRATEGIC PRIORITIES

- Grow Recurring Revenue from Subscriptions, Maintenance and Long-Term Agreements
- Deliver more consistent growth, and enhanced profitability and Free Cash Flow
- Improve business operations and expense control, while making focused R&D investments
- Create innovative software and solutions to power content creators and media enterprises
- Enable enterprise cloud/SaaS solutions for secure, powerful media creation workflows


Jan
Feb
Mar
Apr
May
Jun
Dec

FINANCIAL UPDATE

Ken Gayron

Executive Vice President & Chief Financial Officer

Q3 2020 EXECUTIVE SUMMARY

1

Growth in non-recurring integrated solutions and perpetual license product revenue as end markets started to strengthen

2

Continued strong growth in subscriptions and improvement in Annual Contract Value

3

Significantly improved profitability and Free Cash Flow from higher gross margin & lower operating expenses

Delivered **sequential growth, strong profitability and significantly improved Free Cash Flow** as markets started to recover from COVID-19 impacts

Q3 2020 PERFORMANCE HIGHLIGHTS

SUBSCRIPTION REVENUE	SUBSCRIPTION + MAINTENANCE REVENUE	eCOMMERCE REVENUE	ADJUSTED EBITDA	FREE CASH FLOW
+73.9% YoY	+11.6% YoY	+41.2% YoY	+51.2% YoY	$15.5M Q3

Accelerating **growth in high-quality revenue streams** and strategic elements of the business contributed to improved profitability and Free Cash Flow

LTM RECURRING REVENUE % AND ACV METRICS

LTM Recurring Revenue % increased 1,200 bps YoY to 71% and Annual Contract Value increased $17 million, or +6.5%, YoY



LTM Recurring Revenue %
41%
59%
38%
62%
34%
66%
30%
70%
29%
71%
Q3'19 LTM
Q4'19 LTM
Q1'20 LTM
Q2'20 LTM
Q3'20 LTM
Recurring Revenue
Non-Recurring Revenue



Annual Contract Value
($M)
$350
$300
$250
$200
$150
$100
$50
$0
$255
$280
$264
$265
$272
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Subscription
Maintenance
Long-Term Agreements

Note: Long-Term Agreement contribution to ACV excludes maintenance and subscription

PAID SUBSCRIPTIONS REACH NEW HIGHS

Continued robust growth of cloud-enabled software subscriptions, up 58% YoY, with net increase of approx. 27,000 paid subscriptions in the third quarter

New product innovations, improved pricing strategy, and enhanced digital marketing efforts have contributed to accelerating growth since Q3 2019



Software Subscriptions at End of Quarter
Cloud-Enabled Software Subscriptions (thousands)
300
275
250
225
200
175
150
125
100
75
50
25
0
96
106
116
125
137
148
170
188
218
242
269
Acceleration starting Q3'19
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Pro Tools
Media Composer
Sibelius

STRONG FREE CASH FLOW

Strong Free Cash Flow in Q3 from recovering revenue, operating expense reductions and working capital management, ahead of expected seasonally-strong Q4

Improved working capital position at the end of Q3, with sequentially higher accounts receivable and significantly reduced accounts payable (YoY and sequential)


Free Cash Flow YoY Comparison
($M)
$25
$20
$15
$10
$5
$0
($5)
($10)
($4.6)
$15.5
($4.5)
$3.2
$13.2
$20.2
Q3'19
Q3'20
YTD Q3'19
YTD Q3'20
LTM Q3'19
LTM Q3'20

NEW CREDIT FACILITY EXPECTED TO DELIVER $10 MILLION ANNUAL INTEREST SAVINGS

Entered into new $250M credit facility on January 5, 2021

- New credit facility expected to improve Free Cash Flow by approximately $10 million in 2021 and Non-GAAP Net Income per Share by approximately $0.22 in 2021
- New credit facility consists of $180 million term loan and $70 million unfunded revolving credit facility
- Proceeds and available cash used to repay $201 million outstanding under prior credit facility which was then terminated
- Refinancing reduces funded debt by approximately $21 million and the effective cash interest rate by 450bps from 7.75% to 3.25%
- Terms of the new credit facility provide significant incremental flexibility to support strategy and growth plans



Improving Leverage
4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
4.1x
3.6x
3.2x
12/31/19
9/30/20
PF 9/30/20
Total debt / LTM Adj EBITDA

OUTLOOK & EXPECTATIONS FOR Q4 & FY2020

As presented during Q3 2020 earnings call on October 28, 2020

- Expect external markets to continue their gradual improvement in Q4 and into 2021
- Anticipate typical seasonality to benefit Q4 revenue
- Expect continued growth in subscription revenue and sequential improvement in non-recurring business in Q4
- Temporary furloughs ended as planned at the end of Q3 and cost savings on target for Q4 and 2021
- Q4 Adjusted EBITDA margin expected to be higher YoY
- Seasonally strong Free Cash Flow expected in Q4
- Approximately 60% of the cost reductions in FY 2020 to continue into FY 2021




Q&A

POWERING
GREATER
CREATORS